Commitments, Guarantees, And Contingencies	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Disclosure [Abstract]
Commitments, Guarantees, And Contingencies

NOTE 18 – Commitments, Guarantees, and Contingencies

Broker-Dealer Commitments and Guarantees

In the normal course of business, we enter into underwriting commitments. Settlement of transactions relating to such underwriting commitments, which were open at December 31, 2016, had no material effect on the consolidated financial statements.

We also provide guarantees to securities clearinghouses and exchanges under their standard membership agreement, which requires members to guarantee the performance of other members. Under the agreement, if another member becomes unable to satisfy its obligations to the clearinghouse, other members would be required to meet shortfalls. Our liability under these agreements is not quantifiable and may exceed the cash and securities we have posted as collateral. However, the potential requirement for us to make payments under these arrangements is considered remote. Accordingly, no liability has been recognized for these arrangements.

Other Commitments

In the ordinary course of business, Stifel Bank has commitments to extend credit in the form of commitments to originate loans, standby letters of credit, and lines of credit. See Note 23 in the notes to consolidated financial statements for further details.

We have committed capital to certain entities, and these commitments generally have no specified call dates. We had $12.4 million of commitments outstanding at December 31, 2016, of which $8.5 million relate to commitments to certain strategic relationships with Business Development Corporations.

Concentration of Credit Risk

We provide investment, capital-raising, and related services to a diverse group of domestic customers, including governments, corporations, and institutional and individual investors. Our exposure to credit risk associated with the non-performance of customers in fulfilling their contractual obligations pursuant to securities transactions can be directly impacted by volatile securities markets, credit markets, and regulatory changes. This exposure is measured on an individual customer basis and on a group basis for customers that share similar attributes. To reduce the potential for risk concentrations, counterparty credit limits have been implemented for certain products and are continually monitored in light of changing customer and market conditions. As of December 31, 2016 and 2015, we did not have significant concentrations of credit risk with any one customer or counterparty, or any group of customers or counterparties.

Operating Leases

Future minimum commitments under non-cancelable operating leases at December 31, 2016, are as follows (in thousands):

2017	$91,214
2018	83,599
2019	78,407
2020	64,331
2021	47,411
Thereafter	153,446
$518,408

Certain leases contain provisions for renewal options and escalation clauses based on increases in certain costs incurred by the lessor. We amortize office lease incentives and rent escalation on a straight-line basis over the life of the lease. Rent expense for the years ended December 31, 2016, 2015, and 2014, was $108.7 million, $93.6 million, and $78.6 million, net of sublease income.